VESSELS AND EQUIPMENT, NET (Tables)	6 Months Ended
Jun. 30, 2025
Property, Plant and Equipment [Abstract]
Components of vessels and equipment, net
Our vessels and equipment, net consisted of the following:

(in thousands of $)	June 30, 2025	December 31, 2024
Vessels(1)	2,384,365	2,117,261
Office equipment and fittings	1,672	1,430
Less: Accumulated depreciation	(214,585)	(179,065)
Total vessels and equipment, net	2,171,452	1,939,626

(1)     Vessels includes the retrofitting and upgrades cost of $73.0 million (2024: $37.6 million) and capitalized drydocking cost of $59.5 million (2024: $42.0 million). As of June 30, 2025, retrofitting and upgrades of certain vessels is in progress, with an estimated total remaining commitment of $11.1 million and depreciation will begin upon completion.